UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 4, 2007 (May 3, 2007)

AEROFLEX INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

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DELAWARE (State or Other Jurisdiction of Incorporation)	000-02324 (Commission File Number)	11-1974412 (I.R.S. Employer Identification No.)
35 South Service Road Plainview, New York (Address of Principal Executive Offices)		11803 (Zip Code)
Registrant’s telephone number including area code: (516) 694-6700
No change since last report (Former Name or Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Reference is made to the Form 8-K filed by Aeroflex Incorporated (the "Company") on April 26, 2007 and the putative class action complaint filed by Jack Trugman ("Trugman") discussed therein. On April 12, 2007, Trugman moved by order to show cause for expedited discovery from defendants and third parties. On April 23, 2007, defendants filed their opposition to Trugman's application for expedited discovery. The Court held hearings on Trugman's application for expedited discovery on April 25, 2007 and May 3, 2007. On May 3, 2007, the Court denied Trugman's application for expedited discovery. A hearing on defendants' motion to dismiss has been set for May 10, 2007.

Additional Information and Where to Find It

Additional information regarding the aforementioned putative class action complaint is set forth in the Company's definitive proxy statement, filed with the securities and exchange commission (the "SEC") on April 26, 2007 and furnished to stockholders of the Company. STOCKHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT DISTRIBUTED TO STOCKHOLDERS BECAUSE IT CONTAINS IMPORTANT INFORMATION. The Company's stockholders are able to obtain, without charge, a copy of the proxy statement and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The Company's stockholders are also able to obtain, without charge, a copy of the proxy statement and other relevant documents by directing a request by mail or telephone to Corporate Secretary, Aeroflex Incorporated, 35 South Service Road, P.O. Box 6022, Plainview, New York 11803, telephone: (516) 694-6700, or from the Company's website, http://www.aeroflex.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROFLEX INCORPORATED

		By:	/s/ John Adamovich, Jr.
			Name:	John Adamovich, Jr.
			Title:	Senior Vice President
and Chief Financial Officer

Dated:	May 4, 2007